UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):     April 18, 2010

IMAGINE MEDIA, LTD.

(Exact Name of Registrant as Specified in its Charter)

Delaware	005-84223	26-0731818
(State or other jurisdiction of incorporation)	Commission File Number	(I.R.S. Employer Identification number)

7750 N. Union Boulevard, Suite 201

          Colorado Springs, CO 80920
(Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code:   (719) 590-4900

_______1155 Sherman Street, Suite 307, Denver CO  80203____

(Former name or former address, if changed since last report)

___	Written communications pursuant to Rule 425 under the Securities Act
___	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
___	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
___	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

ITEM 5.02	DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

          Effective April 18 2010, Mark Allen voluntarily tendered his resignation as a member of the Board of Directors of Imagine Media, Ltd.  The resignation was effective immediately.

SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Imagine Media, Ltd. (Registrant)

Dated: April 30, 2010	____/s/ Gregory A. Bloom Gregory A. Bloom, President

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